STOCK PURCHASE AGREEMENT

Agreement entered into on November 1st, 2000, by and between Shawn Hackman acting for his client, (the "Seller"), and International Bible Games, Inc., (the "Buyer"). The Buyer and the Seller are referred to collectively herein as the "Parties."

This Agreement contemplates a transaction in which the Buyer will purchase from the Seller, and the Seller will sell to the Buyer, 30,000,000 shares of the Common Stock ("Stock") of Para Mas Internet, Inc. ("Company"), a Nevada company, for $430,000 in cash to be paid at Closing. Both parties agree that 10,000,000 of those shares shall be cancelled at the closing.

Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants contained, the Parties agree as follows:

1.	Purchase and Sale.  Subject to the terms and conditions  hereof  the  Buyer hereby  irrevocably  agrees  to  purchase  and  the  Seller  agrees to sell
   30,000,000 shares of the Stock in consideration for $ 430,000 in cash.

2.	Representations and Warranties of the Seller. The Seller  hereby represents and warrants that the Stock is free of all claims,  liens and encumbrances.

3.	Representations  and  Warranties of the Buyer.  The Buyer hereby represents and warrants to and covenants with the Seller and to each officer, director, principal, controlling person, employee and agent of the Seller that:

   (a)	The Buyer has adequate means of providing for the Buyer's current needs and possible personal contingencies, and the Buyer has no need now, and anticipates no need in the foreseeable future, to sell the Stock which the Buyer hereby purchases. The Buyer is able to bear the economic risks of this investment, and consequently, without limiting the generality of the foregoing, the Buyer is able to hold the Buyer's Stock for an indefinite period of time and has a sufficient net worth to sustain a loss of the Buyer's entire investment in the Stock in the event such loss should occur.

   (b)	The Buyer meets either of the two requirements set forth below:

       (i)	The Buyer is an accredited investor under the  requirements of Rule
           501  of  Regulation  D  under the Securities Act of 1933 (the "1933
           Act"); or

      (ii)	The  Buyer  has  such  knowledge  and experience in  financial  and business  matters  as  to  be  capable of evaluating the merits and risks of an investment in the Stock.

   (c)	The Buyer recognizes that the Buyer's investment in  the Stock involves a high degree of risk, which may result in the loss of the total amount of the Buyer's investment. The Buyer acknowledges that the Buyer has carefully considered all risks incident to the purchase of the Stock through his due diligence on the Company and that the Buyer has been advised and is fully aware that the business of the Company is highly speculative and involves a high degree of risk.

   (d)	The  Buyer  is  acquiring  the  Stock for the Buyer's own  account  (as principal) and not with a view towards distribution.

   (e)	The  Buyer  has  received  and  read a copy of the 15c211,  the  latest audited financial statements of the Company, the filings of the Company
       with  the  Securities  and  Exchange   Commission  and  other  relevant
       corporate documents of the Company, has had the opportunity to obtain any additional information necessary to verify the accuracy of the information contained in such documents and to evaluate the merits and risks of the investment, and has been given the opportunity to meet with officials of the Company and to have said officials answer any questions regarding the information provided to Buyer and the terms and conditions of this particular investment, and all such questions have been answered to the Buyer's full satisfaction. In reaching the conclusion that the Buyer desires to acquire the Stock, the Buyer has carefully evaluated the Buyer's financial resources and investments and acknowledges that the Buyer is able to bear the economic risks of this investment.

   (f)	The Buyer has received no representations or  warranties  of  any  kind from the Seller, its affiliates or their employees or agents to induce Buyer to purchase the Stock. In making the Buyer's decision to subscribe for the Stock, the Buyer has relied solely upon the Buyer's review of such documents and independent investigations made by him.

   (g)	The  information contained on the signature page  hereof  is  true  and correct.

   (h)	The  Buyer  will  provide  to  the Seller such information  as  may  be reasonably requested by the Seller to enable it to satisfy itself as to the knowledge and experience of the Buyer and the Buyer's ability to bear the economic risk of an investment in the Stock.


4.	Indemnification.  The Buyer acknowledges that he  understands  the  meaning and legal consequences of the representations, warranties and covenants set forth in this Stock Purchase Agreement,  and that the Seller has relied and will rely upon such representations,warranties,covenants and certifications, and the Buyer hereby agrees  to  indemnify and hold harmless the Seller and
   its  respective  officers,   directors,  principals,  controlling  persons,
   employees  and  agents,  from  and  against  any  and  all  loss, damage or liability, joint or several,  and  any  action in respect thereof, to which any such person may become subject due to or arising out of a breach of any such representation,  warranty  or  covenant  or  the  inaccuracy  of  such certifications.  Notwithstanding the foregoing, however, no representation, warranty,  acknowledgment, or  agreement made  herein by the Buyer shall in any  manner  be  deemed to constitute a waiver of any rights granted to him under  federal or state securities laws.  All representations,  warranties, covenants and certifications contained in this Stock Purchase Agreement and indemnification contained in this Section 4  shall  survive  the closing of the transaction as contemplated by this Agreement.

5.	Survival.  All  representations,  warranties, covenants and  certifications contained  in  this  Stock  Purchase  Agreement,  and  the  indemnification contained in Section 4 hereof shall survive the closing  of the transaction contemplated by this Agreement. The Buyer acknowledges and agrees that this
   Stock Purchase Agreement shall  survive  (a) changes which are not material in the transactions,  documents  and  instruments  provided  to  him by the
   Seller and the Company, and (b) the death or disability of the Buyer.

6.	Assignment.  This Agreement is not assignable by the  Buyer  without  prior written  consent  of  the  Seller.  Any attempted assignment  without  such consent shall be void.

7.	Termination.  Except as set forth in the following sentence, this Agreement may not be canceled, terminated or revoked by the Buyer.

8.	Closing. The  closing  of  the transaction contemplated hereby  shall  take place at the offices of Shawn Hackman, Esq. at 3360 Sahara,  Suite 200, Las
   Vegas, NV 89102 on October 27, 2000. At Closing, Buyer  shall  deliver cash by wire transfer, or by cashier's check, against the  delivery of the stock certificates  representing  the  shares  being sold  by  the  Seller,  duly endorsed for transfer.

9.	Escrow. Upon execution of this Agreement, Seller shall  deliver  the Stock, duly endorsed for transfer to Shawn Hackman, Esq.  ("Escrow Agent")  to  be held according to an Escrow Agreement. Upon the  settlement  ("Settlement")
   of the purchase of all of the unlegended  shares of Para Mas Internet, Inc.
   held in Canadian brokerage accounts  by  certain shareholders, Escrow Agent shall  release all the Stock  certificates  to  Buyer.  In  the  event  the
   Settlement does not take place  by  October  27, 2000,  Escrow  Agent shall return the Stock to the Buyer and this Agreement shall be null and void.

10.Notices. All notices and other communication hereunder shall be delivered or mailed to the Buyer at the Buyer's address listed on the signature page hereof, or to the Seller at the address set forth at the signature page hereof, or to such other address of either party furnished by notice given in accordance with this paragraph.

11.Governing  Law.  This  Stock  Purchase  Agreement  shall  be  construed  in accordance with and governed in all respects by the laws of the State of California. Any and all disputes and controversies of every kind and nature between the parties hereto arising out of or relating to this Agreement relating to the existence, construction, validity, interpretation or meaning, performance, non-performance, enforcement, operation, breach, continuance or termination thereof shall be subject to an arbitration mutually agreeable to the parties or, in the absence of such mutual agreement, then subject to arbitration in accordance with the rules of the American Arbitration Association. It is the intent of the parties hereto and the purpose of this provision to make the submission to arbitration of any dispute or controversy arising thereunder an express condition precedent to any legal or equitable action or proceeding of any nature whatsoever.


IN WITNESS WHEREOF, the Buyer and the Seller have executed this  Agreement  as
of the    th day of  October, 2000.


BUYER:


Name:  Shawn F. Hackman acting for his client
Title:
Address: 3360 W. Sahara #200, Las Vegas, Nv




SELLER: